May 4, 2010

DREYFUS HIGH YIELD MUNICIPAL BOND FUND

Supplement to Prospectus
Dated January 1, 2010

     The following information supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “Management”:

     The fund’s primary portfolio manager is James Welch, a position he has held since the fund’s inception. Mr. Welch manages a number of national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since 2001. Mr. Welch is a portfolio manager for Standish Asset Management Company LLC, an affiliate of Dreyfus, where he has been employed since April 2009.

May 4, 2010

DREYFUS HIGH YIELD MUNICIPAL BOND FUND

Supplement to the Statement of Additional Information
Dated January 1, 2010

     The following information supersedes and replaces any contrary information contained in the section of the fund’s Statement of Additional Information entitled “Management Arrangements – Portfolio Manager”

     The Fund’s primary portfolio manager is James Welch, who is employed by Dreyfus and Standish Mellon Asset Management Company LLC (“Standish”), a subsidiary of BNY Mellon and an affiliate of Dreyfus